UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2008

TRUE TEMPER SPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive

Suite 200

Memphis, Tennessee 38125

(Address of Principal Executive Offices, including  Zip Code)

Telephone: (901) 746-2000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
ITEM 7.01 REGULATION FD DISCLOSURE.

On November 12, 2008, True Temper Sports, Inc. (the “Company”) reported its earnings for the third quarter ended September 28, 2008.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s related press release dated November 12, 2008.  The information furnished under Items 2.02 and 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Non-GAAP Financial Measures

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the “SEC”). The Company believes that these non-GAAP financial measures provide information that is useful to the users of its financial information regarding the Company’s financial condition and results of operations. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company believes it is appropriate to present this non-GAAP financial information for the following reasons:

•                  The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period.

•                  The Company believes that this information represents widely accepted financial indicators used by certain investors and analysts as a measure of the Company’s liquidity and an indicator of the Company’s operating performance.

While the Company believes that these non-GAAP financial measures are useful in evaluating Company performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with accounting principles generally accepted in the United States. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1       Press Release of the Company dated November 12, 2008.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Risks Associated with Forward Looking Statements

The Private Securities Litigation Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by the Company.  This document, and related exhibits, contain forward-looking statements.  All statements which address operating performance, events or developments that we expect, plan, believe, hope, wish, forecast, predict, intend, or anticipate will occur in the future are forward looking statements within the meaning of the Act.

The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance. However there are many risk factors, including but not limited to, the general state of the economy, the Company’s ability to execute its plans, competitive factors, and other risks that could cause the actual results to differ materially from the estimates or predictions contained in the Company’s forward-looking statements. Additional information concerning the Company’s risk factors is contained from time to time in the Company’s public filings with the SEC; and recently in Part I, Item 1A of the Company’s Annual Report on

Form 10-K for the year ended December 31, 2007, and in Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarter ended September 28, 2008.

The Company’s views, estimates, plans and outlook as described within this document may change subsequent to the release of this statement. The Company is under no obligation to modify or update any or all of the statements it has made herein despite any subsequent changes the Company may make in its views, estimates, plans or outlook for the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

True Temper Sports, Inc.

Date: November 12, 2008	By:	/s/ SCOTT C. HENNESSY

	Name:	Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: November 12, 2008	By:	/s/ JASON A. JENNE

	Name:	Jason A. Jenne
	Its:	Vice President, Chief Financial Officer
and Treasurer